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                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                         LEUCADIA NATIONAL CORPORATION

                               OFFER TO EXCHANGE
                            7% SENIOR NOTES DUE 2013
                          FOR ANY AND ALL OUTSTANDING
                            7% SENIOR NOTES DUE 2013

                              -------------------

    This form or one substantially equivalent hereto must be used by registered holders of outstanding 7% Senior Notes due 2013 issued under an indenture dated November 5, 2003 (the 'Old Notes') who wish to tender their Old Notes in exchange for a like principal amount of 7% Senior Notes due 2013 (the 'Registered Notes') pursuant to the exchange offer described in the Prospectus
dated              , 2004 (the 'Prospectus') if the holder's Old Notes are not immediately available or if such holder cannot deliver its Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to JPMorgan Chase Bank (the 'Exchange Agent') prior to 5:00 p.m., New York City
time, on        ,          , 2004. This Notice of Guaranteed Delivery may be
delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See 'The Exchange Offer -- Procedures for
Tendering -- Guaranteed Delivery Procedures' in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:
                              JPMORGAN CHASE BANK

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               By Regular Mail:                   By Registered Mail or Overnight Courier:

             JPMorgan Chase Bank                            JPMorgan Chase Bank
               ITS Bond Events                                ITS Bond Events
                P.O. Box 2320                           2001 Bryan Street, 9th Floor
               Dallas, TX 75221                               Dallas, TX 75201
                                                           Attention: Frank Ivins
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                                 By Facsimile:

                                 (214) 468-6444
                        (For Eligible Institutions Only)
                                 By Telephone:
                                 (800) 275-2048

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    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE
SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.




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Ladies and Gentlemen:

    The undersigned hereby tenders to Leucadia National Corporation (the 'Company') the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

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                                DESCRIPTION OF SECURITIES TENDERED
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                                      NAME AND ADDRESS
                                      OF REGISTERED
                                      HOLDER AS IT         CERTIFICATE             PRINCIPAL
                                      APPEARS ON THE      NUMBER(S) FOR            AMOUNT OF
                                       OLD NOTES            OLD NOTES              OLD NOTES
      NAME OF TENDERING HOLDER        (PLEASE PRINT)        TENDERED               TENDERED
----------------------------------    -------------       ---------------          ---------










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                                      PLEASE SIGN HERE

X ___________________________________             X ___________________________________

X ___________________________________             X ___________________________________

X ___________________________________             X ___________________________________
         SIGNATURE(S) OF OWNER                                       DATE

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of
 Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                            PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): ______________________________________________________________________________

         ______________________________________________________________________________

         ______________________________________________________________________________

Capacity: _____________________________________________________________________________

Address(es): __________________________________________________________________________

             __________________________________________________________________________

             __________________________________________________________________________

[ ] The Depository Trust Company
   (Check if Old Notes will be tendered by book-entry transfer)

   Account Number: ____________________________________________________________________

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             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

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                                        GUARANTEE OF DELIVERY
                                (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The
Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm: _________________________       _______________________________________
                                                        (Authorized signature)

Address: ______________________________       Title: ________________________________

_______________________________________       Name: _________________________________
                (Zip Code)                              (Please type or print)

Area Code and Telephone No.

_______________________________________       Date: _________________________________

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NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES
      SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.





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